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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement (Registration No. 333-81583) on Form S-3 of our report dated March 5, 2002 relating to the consolidated financial statements of Newfield Exploration Company, which appears in Newfield Exploration Company's Annual Report on
Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 14, 2002